Subsequent Event	12 Months Ended
Dec. 31, 2012
Subsequent Event

24. Subsequent Event

On January 24, 2013, the Company entered into a definitive agreement and plan of merger (the “Agreement”) with The First National Bank of Shelby (“First National Bank”), in Shelby, North Carolina, whereby the Company will acquire all of the outstanding common stock of the First National Bank in a transaction valued at approximately $67.8 million, including $64.0 million of merger consideration for the outstanding common stock of the First National Bank and approximately $3.8 million representing the value of real property which is being simultaneously purchased from parties related to First National Bank and on which certain First National Bank offices are located. At December 31, 2012, total assets of First National Bank were approximately $854 million.

Under the terms of the Agreement, each outstanding share of common stock of First National Bank will be converted, at the election of each First National Bank shareholder, into the right to receive shares of the Company’s common stock, plus cash in lieu of any fractional share, or the right to receive cash, all subject to certain conditions and potential adjustments, provided that at least 51%, or approximately $32.6 million, of the merger consideration paid to First National Bank shareholders will consist of shares of the Company’s common stock. The number of Company shares to be issued will be determined based on First National Bank shareholder elections and the Company’s 10-day average closing stock price as of the fifth business day prior to the closing date, ranging between $27.00 per share and $44.20 per share. Upon the closing of the transaction, First National Bank will merge into the Bank. Completion of the transaction is subject to certain closing conditions, including customary regulatory approvals and the approval of the shareholders of First National Bank.